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                                                                   EXHIBIT 10.10

                                   AGREEMENT

     This Agreement, dated as of December _____, 1996, but effective as of ______________, 19____, is by and between MedicalControl, Inc., a Delaware corporation ("MedicalControl"), and ______________________ ("Director").

     WHEREAS, MedicalControl desires to have qualified Directors serving on its Board of Directors who are willing to make decisions that in their judgment are in MedicalControl's best interest without any undue threat of personal liability;

     WHEREAS, the Amended and Restated Certificate of Incorporation of MedicalControl ("Certificate of Incorporation") and MedicalControl's Amended and Restated Bylaws ("Bylaws") require indemnification of each Director or officer of MedicalControl in his capacity as a Director or officer against any and all liability and reasonable expense that may be incurred by him in connection with or resulting from any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, a "Proceeding"), to the fullest extent permitted by the Delaware General Corporation Law ("Act"), as the same exists or may be hereafter amended;

     WHEREAS, MedicalControl desires to grant to Director the maximum indemnification for any Loss (hereinafter defined) permitted by the Certificate of Incorporation and Bylaws;

     WHEREAS, developments with respect to the terms and availability of Directors' and officers' liability insurance and with respect to the application, amendment and enforcement of statutory, charter and bylaw indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to persons intended to be protected thereunder; and

     WHEREAS, in order to resolve such questions and thereby induce Director to consent to serve, to serve, and to continue serving as a Director of MedicalControl, MedicalControl has agreed to enter into this Agreement with Director;

     NOW, THEREFORE, in consideration of the forgoing recitals and of the mutual covenants set forth below, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Indemnity of Director.  MedicalControl shall indemnify Director in his
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capacity as director of MedicalControl against any and all liability and reasonable expense that may be incurred by Director in connection with or resulting from (a) any Proceeding, (b) an appeal in such a Proceeding or (c) any inquiry or investigation that could lead to such a Proceeding, all to the fullest extent permitted by Section 145 of the Act.

     2.  Continuation of Indemnity.   All agreements and obligations of
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MedicalControl contained herein shall continue during the period Director is a director of MedicalControl, shall be retroactive to the effective date of this Agreement, covering all periods of service from time to time, and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed Proceeding any appeal in a Proceeding and any inquiry or investigation that could lead to a Proceeding, by reason of the fact that Director was serving or had consented to serve, in any capacity referred to herein.

     3.  Notification and Defense of Claim.    Promptly after receipt by
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Director of notice of any claim against Director or the commencement of any
Proceeding, Director will, if a claim in respect thereof is to be made against MedicalControl under this Agreement, notify MedicalControl of the assertion of any such claim or the commencement thereof; but the omission to so notify MedicalControl will not relieve it from any liability under this Agreement unless such delay in notification actually prejudiced MedicalControl (and then only to the extent MedicalControl was actually prejudiced thereby). With respect of any such Proceeding as to which Director notifies MedicalControl of the commencement thereof the following shall apply:

     (a) MedicalControl will be entitled to participate therein at its own expense;

     (b) Except as otherwise provided below, to the extent that it may wish, MedicalControl jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to
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Director.  After notice from MedicalControl to Director of its election to assume the defense thereof, MedicalControl will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ his own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from MedicalControl of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by MedicalControl, (ii) Director shall have reasonably concluded that there may be a conflict of interest between MedicalControl and Director in the conduct of the defense of such action, or
(iii) MedicalControl shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of MedicalControl. MedicalControl shall not be entitled to assume the defense of any Proceeding brought by or on behalf of MedicalControl or as to which Director shall have made the conclusion provided for in (ii) above.

     (c) MedicalControl shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. MedicalControl shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither MedicalControl nor Director will unreasonably withhold their consent to any proposed settlement.

     4.  Advances of Expenses.   Reasonable expenses (other than judgments,
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penalties, fines and settlements) incurred by Director that are subject to indemnification under this Agreement (and not paid, reimbursed or advanced by others) shall be paid or reimbursed by MedicalControl in advance of the final disposition of the Proceeding within 30 days after MedicalControl receives a written request by Director accompanied by substantiating documentation of such expenses, a written affirmation by Director of his good faith belief that he has met the standard of conduct necessary for indemnification under this Agreement and a written undertaking by or on behalf of Director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those standards or that such reasonable expenses do not constitute a Loss. The written undertaking described above must be an unlimited general obligation of Director but need not be secured.

     5.  Right of Director to Indemnification Upon Application:  Procedure Upon
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Application.   Upon the written request of Director to be indemnified pursuant
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to this Agreement (other than pursuant to Section 4 hereto), MedicalControl shall cause the Reviewing Party (hereinafter defined) to determine, within 45 days, whether or not the Director has met the relevant standards for indemnification required by this Agreement. The termination of a Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, shall not of itself create a presumption that Director did not meet the requirements for indemnification required by this Agreement. If a determination of indemnification is to be made by Independent Legal Counsel (hereinafter defined), such Independent Legal Counsel shall render its written opinion to MedicalControl and Director as to what extent Director will be permitted to be indemnified. MedicalControl shall pay the reasonable fees of Independent Legal Counsel.

     6.  Definitions.    The terms defined in this Section 6 shall, for purposes
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of this Agreement, have the indicated meanings:

     (a) "Loss" shall mean any and all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys' fees) actually incurred by Director, after realization of or giving effect to all insurance, bonding, indemnification and other payments or recoveries (i) actually received by or for the benefit of Director, directly or indirectly, or (ii) to which Director is entitled, directly or indirectly.

     (b) "Reviewing Party" means (i) a majority of a quorum of Directors, who at the time of voting upon a determination of indemnification are neither officers or employees of MedicalControl or members of the immediate family or an officer or employee of MedicalControl ("Interested Parties") nor parties to that particular Proceeding to which Director is seeking indemnification; or (ii) Independent Legal Counsel selected by a majority of a quorum of Directors who at the time of selecting such Independent Legal Counsel are neither interested parties nor parties to that particular Proceeding to which Director is seeking indemnification, or if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors of MedicalControl designated to select such Independent Legal Counsel by a majority vote of all Directors of MedicalControl, consisting solely of two or more Directors who at the time of such selection are neither interested persons nor parties in that particular Proceeding to which Director is seeking indemnification, or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all Directors of MedicalControl.

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     (c) "Independent Legal Counsel" shall mean an attorney, selected in accordance with the provisions of Section 6(b) hereof, who shall not have otherwise performed services for Director, MedicalControl, any person that controls MedicalControl or any of the Directors of MedicalControl, within five years preceding the time of such selection (other than in connection with seeking indemnification under this Agreement). Independent Legal Counsel shall not be any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either MedicalControl or Director in an action to determine Director's rights under this Agreement, nor shall Independent Legal Counsel be any person who has been sanctioned or censured for ethical violations of applicable standards of professional conduct.

     (d) "Voting Securities" shall mean any securities of MedicalControl which are voted generally in the election of Directors.

     7.  Repayment of Expenses.    Director shall reimburse MedicalControl for
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all reasonable expenses paid by MedicalControl in defending any Proceeding against Director in the event and only to the extent that it shall be ultimately determined that Director is not entitled to be indemnified by MedicalControl for such expenses under the provisions of this Agreement.

     8.  Consideration.    MedicalControl expressly confirms and agrees that it
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has entered into this Agreement and assumed the obligations imposed on
MedicalControl hereby in order to induce Director to consent to serve, to serve and to continue serving as a Director, and acknowledge that Director is relying upon this Agreement in consenting to serve and serving in such capacity.

     9.  Insurance.    MedicalControl hereby agrees to purchase and maintain for
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the benefit and on behalf of the Director insurance against any liability asserted against the Director and incurred by the Director in his capacity as a Director of MedicalControl or arising out of his status as a Director of MedicalControl, without regard to the power of MedicalControl to indemnify the Director against any such liability under the Act.

     10.  Confidentiality.    The Director shall have and observe a fiduciary
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duty and duty of confidentiality with respect to the affairs of MedicalControl to the extent required by the Act and Delaware law.

     11.  Indemnification Hereunder Not Exclusive.    The indemnification and
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advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Director may be entitled under any other agreement, as a matter of law, or otherwise, but the indemnification provided for pursuant to the Certificate of Incorporation or Bylaws of MedicalControl is limited to any Loss.

     12.  Subrogation.    If a payment is made under this Agreement,
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MedicalControl shall be surrogated to the extent of such payment to all of the rights of recovery of such Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights.

     13.  Severability.   Each of the provisions of this Agreement is a separate
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and distinct agreement and independent of the others, so that if any provision thereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforeceability shall not affect the validity or enforceability of the other provisions hereto.

     14.  Notice.    Any notice, consent, or other communication to be given
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under this Agreement by any party to any other party shall be in writing and shall be either (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid with return receipt requested, (c) delivered by overnight express delivery service or same-day local courier service or (d) delivered by telex or facsimile transmission to address set forth beneath the signature of the parties below, or at such other address as may be designated by the parties from time to time in accordance with this Section. Notices delivered personally, by overnight express delivery service or by local courier service shall be deemed given as of actual receipt. Mailed notices shall be deemed given three business days after mailing. Notices delivered by telex or facsimile transmission shall be deemed given upon receipt by the sender of the answerback (in the case of the telex) or trasnsmission confirmation (in the case of a facsimile transmission).

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     15.  Governing Law; Binding Effect; Amendment and Termination;
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Reimbursement.
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     (a)  This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

     (b) This Agreement shall be binding upon Director and upon MedicalControl, its successors, and assigns, and shall inure to the benefit of Director, his heirs, executors, administrators, personal representatives, and assigns and to the benefit of MedicalControl, its successors and assigns.

     (c) No amendment, modification, termination, or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     (d) If Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, MedicalControl shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written, but effective for all purposes as of __________________, 1996.


                                 MedicalControl, Inc.


                                 By:
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                                    J. Ward Hunt,
                                     President and Chief Executive Officer



                                 Address of MedicalControl, Inc.:

                                 P.O. Box 540516
                                 Dallas, TX  75354-0516


                                 Director:



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                                 Address of Director:

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